UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to §240.14a-12

Variant Alternative Income Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Variant Alternative Income Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

Institutional Class Shares
(NICHX)

January 16, 2024

Dear Shareholder:

The enclosed proxy statement (the “Proxy Statement”) discusses a proposal to be voted upon by the shareholders (“Shareholders”) of the Variant Alternative Income Fund (the “Fund”) at a special meeting of Shareholders to be held at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, on February 26, 2024 at 2:00 p.m. Eastern Time (the “Meeting”). Shareholders of record as of the close of business on January 10, 2024 are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Meeting is being called for Shareholders to vote on a proposal (the “Proposal”) to elect two (2) individuals to the Board of Trustees of the Fund (the “Board”) and to transact such other business as may properly come before the Meeting. The Fund’s current Trustees, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, have unanimously recommended that the Proposal be submitted to Shareholders for approval at the Meeting. The enclosed Proxy Statement contains additional information about the Proposal.

All Shareholders are cordially invited to attend the Meeting. In order to avoid delay and additional expense and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide. If you have any questions regarding the Proposal or the voting process, please call our proxy agent, EQ Fund Solutions toll-free at (877) 478-5042. If you attend the Meeting, you may revoke your proxy and vote your shares in-person.

Thank you for your investment in the Fund. I encourage you to exercise your rights in governing the Fund by voting on the Proposal. The Board unanimously recommends that you cast your vote FOR the Proposal to elect each proposed individual as a Trustee of the Fund, as described in the Proxy Statement.

Sincerely,

/s/ David G. Lee
David G. Lee
Chairman and Trustee

i

IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.	You are being asked to vote on a proposal (“Proposal”) to elect two (2) individuals to the Board of Trustees (the “Board”) of Variant Alternative Income Fund (the “Fund”). The current Trustees of the Fund, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), have unanimously recommended that each proposed individual be submitted to the Fund’s shareholders for election at the special meeting of shareholders (the “Meeting”). The 1940 Act requires a certain percentage of the Trustees of the Fund to have been elected by shareholders and that such elections occur before the Board can appoint any new Trustee to fill vacancies or expand the Board. The Board recommends that you vote for the Proposal in order to seat the Fund’s advisory Board member as a Trustee, to elect a current Trustee of the Fund and to facilitate future compliance with the requirements of the 1940 Act.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “Record Date,” which was January 10, 2024 (even if that person has since sold those shares).

Q.	Who are the nominees proposed for election as Trustees?

A.	Standing for election to the Board are two nominees, Gary E. Shugrue and Terrance P. Gallagher. Mr. Shugrue has served as an advisory board member of the Fund since December 2018. Mr. Gallagher has served as a Trustee, who is an “interested person” as defined in Section 2(a)(19) under the 1940 Act (“Interested Trustee”), of the Fund since June 2020. Information about Mr. Shugrue and Mr. Gallagher is set forth in the enclosed proxy statement (the “Proxy Statement”).

Gary E. Shugrue and Terrance P. Gallagher are each standing for election as Trustees of the Fund. Mr. Gallagher (an “Incumbent Trustee”) currently serves as an interested Trustee of the Fund, while Mr. Shugrue (together with Mr. Gallagher, the “Trustee Nominees”) currently serves as an advisory Board member of the Fund. More information about the Trustee Nominees is available in the Proxy Statement.

Q.	How many of the proposed individuals will be Independent Trustees if elected?

A.	If elected by shareholders, one (1) of the proposed individuals will not be considered to be an “interested person” (as such term is defined in the 1940 Act) of the Fund (the “Independent Trustee”). If elected by shareholders, Mr. Shugrue will be an Independent Trustee of the Fund. Independent Trustees play a critical role in overseeing Fund operations and representing the interests of shareholders.

Mr. Gallagher is considered to be an “interested person” (as such term is defined in the 1940 Act) of the Fund because of his affiliation with the Fund’s administrator, UMB Fund Services, LLC.

Q.	When will the new Trustees take office?

A.	The Incumbent Trustee, Mr. Gallagher, is currently a Trustee of the Fund and is expected to continue serving as a Trustee regardless of whether he is elected by shareholders at the Meeting. If elected by shareholders at the Meeting, it is expected that Mr. Shugrue will cease serving as an advisory Board member and assume the role of Trustee of the Fund shortly after the Meeting.

Q.	How long will each Trustee serve?

A.	If elected, each Trustee Nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If a Trustee Nominee should be unable to serve, an event that is not currently anticipated, shareholders will vote for such replacement Trustee Nominee as may be designated by the Board.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	Yes. These costs will be borne by the Fund.

Q.	How does the Board recommend that I vote?

A.	The current members of the Board, including all of the Independent Trustees, recommend that you vote in favor of the Proposal.

Q.	What shareholder vote is required for the Trustee Nominees to the Board to be approved?

A.	If a quorum is present, a plurality of the votes cast shall be sufficient to approve the Proposal. A “plurality of votes cast” means that those nominees receiving the two highest numbers of affirmative votes cast, whether or not such votes constitute a majority, will be elected at the Meeting. For purposes of electing Trustees, not voting or withholding your vote by voting “abstain” (or a direction to your broker, bank or other nominee to withhold your vote, called a “broker non-vote”) is not counted as a vote cast, and therefore will have no effect on the outcome of the election of directors.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the Proposal. Unless you attend the Meeting to vote in-person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by the Fund for the Meeting by 2:00 p.m. Eastern Time on February 26, 2024.

Q.	How can I vote?

A.	Instructions for voting by touch-tone telephone or via the internet:

1.	Read the Proxy Statement, and have your proxy card handy.

2.	Call the toll-free number or visit the website indicated on your proxy card.

3.	Enter the number found in the shaded box on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	Who should I call if I have questions?

A.	If you have any questions regarding the Proposal or the voting process, please call our proxy solicitation agent, EQ Fund Solutions, toll-free at (877) 478-5042.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

Variant Alternative Income Fund

c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held February 26, 2024

NOTICE IS HEREBY GIVEN that a special meeting (“Meeting”) of shareholders (“Shareholders”) of the Variant Alternative Income Fund (the “Fund”), will be held at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, on February 26, 2024 at 2:00 p.m. Eastern Time.

At the Meeting, Shareholders will be asked to act upon the following:

1.       To elect two (2) trustees to the Board of Trustees.

2.       To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE ELECTION OF THE TWO TRUSTEES OF THE FUND.

Shareholders of record of the Fund at the close of business on January 10, 2024 are entitled to notice of and to vote at the Meeting and any adjournment(s) thereof. The Notice of the Meeting of Shareholders, proxy statement and proxy card is being mailed on or about January 19, 2024 to such Shareholders of record.

By Order of the Board of Trustees,

/s/ Ann Maurer
Ann Maurer
Secretary

January 16, 2024

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

v

Variant Alternative Income Fund
c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
February 26, 2024

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board”) of the Variant Alternative Income Fund (the “Fund”) in connection with the solicitation of proxies to be used at a special meeting (“Meeting”) of shareholders (“Shareholders”) of the Fund, to be held at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, on February 26, 2024 at 2:00 p.m. Eastern Time.

The Meeting has been called by the Board for the following purposes:

Proposal Number	Proposal Description
1	To elect two (2) trustees to the Board, and
2	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

You will find this proxy statement divided into four parts:

Part 1 Provides details on the proposal to approve the election of the Trustee Nominees (see page 2).

Part 2 Provides information about ownership of shares of the Fund (see page 10).

Part 3 Provides information on proxy voting and the operation of the Meeting (see page 11).

Part 4 Provides information on other matters (see page 13).

Please read the proxy statement before voting on the proposal. If you have any questions regarding the proposal or the voting process, please call our proxy solicitation agent, EQ Fund Solutions, toll-free at (877) 478-5042.

We anticipate that the Notice of the Meeting, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to Shareholders beginning on or about January 19, 2024.

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to Shareholders are available at no cost. You may view or obtain these documents on the SEC’s website at sec.gov. You may also request a report by calling toll-free at (877) 770-7717.

Important Notice Regarding the Availability of Materials for the

Shareholder Meeting to be Held on February 26, 2024

The proxy statement for the Meeting is available online at vote.proxyonline.com/variant/docs/nichx2024.pdf.

PART 1
DESCRIPTION OF PROPOSAL 1
ELECTION OF TRUSTEES

Shareholders of the Fund are being asked to vote on a proposal to elect two proposed individuals to the Board. One of the proposed individuals currently serves as a Trustee of the Fund (the “Incumbent Trustee”) and is standing for election at the Meeting. One of the proposed individuals currently serves as an advisory Board member (together with the Incumbent Trustee, the “Trustee Nominees”) and is standing for election to the office of Trustee of the Fund at the Meeting.

Mr. Terrance P. Gallagher is standing for election as a Trustee of the Fund and is an Incumbent Trustee. Mr. Gallagher was appointed as a Trustee of the Fund by the Board to fill a vacancy in June 2020. Mr. Gary E. Shugrue is not currently a Trustee of the Fund but has served as an advisory Board member of the Fund since December 2018. The Investment Company Act of 1940, as amended, (the “1940 Act”) requires a certain percentage of the Trustees to have been elected by shareholders and that such elections occur before the Board can appoint any new Trustee to fill vacancies or expand the Board. To properly seat and elect the Trustee Nominees as Trustees of the Fund and to facilitate future compliance with the requirements of the 1940 Act, the Board recommends that Shareholders elect Mr. Gallagher and Mr. Shugrue as Trustees of the Fund.

Mr. Gallagher is the only individual proposed for election at the Meeting who is considered to be an “interested person” (as such term is defined in the 1940 Act) of the Fund (“Interested Trustee”). Mr. Shugrue is not considered to be an “interested person” (as such term is defined in the 1940 Act) of the Fund (“Independent Trustee”). If elected by Shareholders, Mr. Shugrue will be an Independent Trustee of the Fund.

The Incumbent Trustee, Mr. Gallagher, is expected to continue serving as a Trustee of the Fund regardless of whether he is elected by Shareholders at the Meeting. If elected, it is expected that Mr. Shugrue will cease serving as an advisory Board member and assume the role of Trustee of the Fund shortly after the Meeting.

The Trustee Nominees have consented to stand for election and to serve if elected. If elected, the Trustee Nominees will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If the Trustee Nominees should be unable to serve, an event that is not currently anticipated, Shareholders will vote for a replacement Trustee Nominee as may be designated by the Board.

Information regarding the Trustee Nominees, including brief biographical information, is set forth below.

Trustee Nominees

Name, Address* and Age	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) and Other Trusteeships Held Past 5 Years	Number of Portfolios in Fund Complex Overseen**
Independent Trustee Nominee
Gary E. Shugrue Year of Birth: 1954	Trustee Nominee and Advisory Board Member	Since December 2018	Retired (since 2023); Managing Director, Veritable LP (investment advisory firm) (2016-2023); Founder/President, Ascendant Capital Partners, LP (private equity firm) (2001– 2015).	16

Incumbent Trustee Nominee
Terrance P. Gallagher*** Year of Birth: 1958	Trustee Nominee and Interested Trustee	Since June 2020	Executive Vice President and Trust Platform Director, (2024 – present); Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007 – 2023); President, Investment Managers Series Trust II (registered investment company) (2013-Present).	17

*	The address of the Trustee Nominees, if elected, will be c/o UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212.

**	The fund complex consists of the Fund, Keystone Private Income Fund, AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, First Trust Hedged Strategies Fund, First Trust Alternative Opportunities Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Infinity Core Alternative Fund, Felicitas Private Markets Fund, Variant Impact Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC and Pender Real Estate Credit Fund.

***	Mr. Gallagher is deemed to be an interested person of the Fund because of his affiliation with the Fund’s administrator, UMB Fund Services, LLC (the “Administrator”).

The Board believes that the Trustee Nominees have the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to serve as Trustees of the Fund in view of the Fund’s business and structure. The Trustee Nominees have a demonstrated record of business and/or professional accomplishment. The Board annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board’s committee structures are reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning the Trustee Nominees and certain of their Trustee Attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and to manage people and problems or to develop solutions.

Terrance P. Gallagher. Mr. Gallagher has been a Trustee since June 2020. Mr. Gallagher has more than 43 years of experience in the financial service industry.

Gary E. Shugrue. Mr. Shugrue has served as an advisory board member since December 2018. He has more than 34 years of experience in the financial services industry.

Set forth below are the names and certain biographical information for the Fund’s current trustees and officers, as reported by them to the Fund.

Trustees of the Fund

Name, Address* and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen**
Independent Trustees
David G. Lee Year of Birth: 1952	Chairman and Trustee	Chairman since May 2019; Trustee since Inception	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	17
Robert Seyferth Year of Birth: 1952	Trustee	Since Inception	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	17
(1)	Each trustee of the Fund serves for an indefinite term until the date his successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

*	The address of each trustee is c/o UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212.

**	The fund complex consists of the Fund, Keystone Private Income Fund, AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, First Trust Hedged Strategies Fund, First Trust Alternative Opportunities Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Infinity Core Alternative Fund, Felicitas Private Markets Fund, Variant Impact Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC and Pender Real Estate Credit Fund.

Officers of the Fund

Name, Address* and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation During Past Five Years
Robert W. Elsasser Year of Birth: 1968	President	Since Inception	Principal, Variant Investments, LLC (2017 –Present); Director of Fixed Income, CTC myCFO, LLC (investment advisory firm) (2010-2016).
Curtis Fintel Year of Birth: 1970	Treasurer	Since Inception	Principal, Variant Investments, LLC (2017 –Present); Chief Investment Strategist, CTC myCFO, LLC (investment advisory firm) (2006-2016).
Ann Maurer Year of Birth: 1972	Secretary	Since September 2018	Senior Vice President, Director of Product and Pricing (2023-Present); Senior Vice President, Product and Pricing Manager (2021-2023); Senior Vice President, Senior Client Service Manager (2017 –2021), UMB Fund Services, Inc.
Bernadette Murphy Year of Birth: 1964	Chief Compliance Officer	Since July 2021	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018-Present); Director of Compliance and Operations, B. Riley Capital Management, LLC (investment advisory firm) (2017-2018); Chief Compliance Officer, Dialectic Capital Management, LP (investment advisory firm) (2008-2018).
(1)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

*	The address of each officer is c/o UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212.

Leadership Structure and Risk Oversight

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged Variant Investments, LLC (the “Investment Manager”) to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Investment Manager, and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s Agreement and Declaration of Trust. The Board is currently composed of three members, two of whom are Independent Trustees. The Board meets in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees meet with their independent legal counsel in-person prior to and during each quarterly in-person board meeting. As described below, the Board has established an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed David Lee, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Investment Manager, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Manager and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Investment Manager and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Investment Manager and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund, including the President, Treasurer and Chief Compliance Officer and the Investment Manager, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, distributor and Administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Meetings and Committees

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers and for acting as a liaison between the Fund’s independent registered public accounting firm and the Board. Currently, the members of the Audit Committee consist of the Fund’s Independent Trustees. Mr. Seyferth serves as Chairman of the Audit Committee and is an Audit Committee Financial Expert. If elected, Gary Shugrue will serve as a member of the Audit Committee. The Board has adopted a written charter for the Audit Committee. The Fund does not provide the Audit Committee charter on a website, but a copy of the Audit Committee charter is attached to this proxy statement as Exhibit A. The Audit Committee held three meetings during the fiscal year ended April 30, 2023.

The Board has formed a Nominating Committee which currently consists of the Fund’s Independent Trustees. Mr. Lee serves as Chairman of the Nominating Committee. If elected, Gary Shugrue will serve as a member of the Nominating Committee. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Fund does not provide the Nominating Committee charter on a website, but a copy of the Nominating Committee charter is attached to this proxy statement as Exhibit B. The Nominating Committee did not hold any meetings during the fiscal year ended April 30, 2023.

During the fiscal year ended April 30, 2023, the Board held four regular meetings. Each Trustee attended at least 75% of the total number of meetings of the Board and the Audit Committee held during the fiscal year ended April 30, 2023.

Report of the Audit Committee

In discharging its duties, during the 2023 fiscal year, the Audit Committee met with and held discussions with management and with the Fund’s independent registered public accounting firm, Cohen & Company, Ltd. (“Cohen”). Management is responsible for the Fund’s internal controls over financial reporting, the financial reporting process and preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Cohen is responsible for performing an independent audit of the Fund’s financial statements in accordance with standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the Fund’s financial statements with U.S. GAAP. The Audit Committee also discussed with Cohen the matters required to be discussed by PCAOB Auditing Standard 1301 (Communications with Audit Committees), as amended. Cohen provided to the Audit Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with representatives of Cohen their firm’s independence with respect to the Fund.

Shareholders are reminded, however, that the members of the Audit Committee are not necessarily professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and Cohen. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audits of the Fund’s financial statements have been carried out in accordance with PCAOB auditing standards, that the financial statements are presented in accordance with U.S. GAAP or that the Fund’s independent registered public accounting firm is, in fact, “independent.”

The Audit Committee’s review and discussions of the audited financial statements of the Fund for the fiscal year ended April 30, 2023 with Fund management and Cohen occurred prior to the issuance of Cohen’s opinion on the financial statements and also at the Fund’s Audit Committee meeting held on September 7-8, 2023. At that meeting, the Audit Committee recommended to the Board to ratify the inclusion of the audited financial statements of the Fund for the fiscal year ended April 30, 2023 in the annual report of the Fund. During the fiscal year ended April 30, 2023, the Audit Committee discussed with Cohen the matters required to be discussed by the applicable requirements of the PCAOB and received written affirmation of their independence pursuant to PCAOB Rule 3526.

Compensation Information

The Fund pays each Independent Trustee and advisory Board member a retainer of $24,000 per fiscal year, as well as (i) $2,500 per each Audit Committee meeting attended; (ii) $3,000 per each special Board meeting attended; and (iii) $1,500 per each special, non-Board meeting attended. Trustees that are interested persons are compensated by the Administrator and/or its affiliates and will not be separately compensated by the Fund.

During the fiscal year ended April 30, 2023, the Fund’s Trustees and advisory Board member were compensated as follows:

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex(1)
David G. Lee	$31,731	$261,638
Robert Seyferth	$31,731	$261,638
Terrance P. Gallagher*(2)	None	None
Name of Advisory Board Member	Aggregate Compensation from the Fund	Total Compensation from the Fund Complex(1)
Gary E. Shugrue	$31,731	$261,638

*	Indicates an Interested Trustee.
(1)	The fund complex consists of the Fund, Keystone Private Income Fund, AFA Private Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Assets Fund, First Trust Hedged Strategies Fund, First Trust Alternative Opportunities Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Infinity Core Alternative Fund, Felicitas Private Markets Fund, Variant Impact Fund, Destiny Alternative Fund LLC, Destiny Alternative Fund (TEI) LLC and Pender Real Estate Credit Fund.
(2)	Mr. Gallagher is compensated by the Fund’s Administrator and/or its affiliates and is not separately compensated by the Fund.

Trustees and Trustee Nominee Equity Ownership

As of April 30, 2023, none of the Trustees owned shares of the Fund. As of April 30, 2023, none of the Independent Trustees owned any interests in any other registered investment company overseen by the Trustees within the same family of investment companies as the Fund.

The following table sets forth, as of April 30, 2023, with respect to the Trustee Nominees, certain information regarding the beneficial ownership of shares in the Fund and of the equity securities of all registered investment companies overseen by the Trustee Nominees, if elected, within the same family of investment companies as the Fund.

Name of Trustee Nominee	Dollar Range of Shares of the Fund	Aggregate Dollar Range of Equity Securities of All Funds Overseen or to be Overseen by the Trustee Nominee in Family of Investment Companies
Terrance P. Gallagher	None	None
Gary E. Shugrue	None	None

As of April 30, 2023, none of the Independent Trustees or the Trustee Nominees, nor the immediate family members of the Independent Trustees or Trustee Nominees, beneficially owned or owned of record securities of the Fund’s investment adviser, sub-advisers, principal underwriter, or of any persons directly or indirectly controlling, controlled by or under common control with the Fund’s investment adviser, sub-advisers or principal underwriter.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 Act, as amended, and Section 30(h) of the 1940 Act, taken together, require the Trustees, beneficial owners of more than 10% of the Fund’s shares, the Fund’s investment adviser, and executive officers of the Fund (collectively, “Reporting Persons”) to file with the SEC reports of their ownership and changes in their ownership of the Fund’s securities. The Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended April 30, 2023 has complied with applicable filing requirements.

General Information

Investment Adviser

Variant Investments, LLC (“Variant” or the “Investment Manager”), serves as the investment adviser to the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Founded in 2017, Variant and its affiliates have approximately $2.86 billion in assets under management as of August 1, 2023. Variant is managed by Curtis Fintel, Robert Elsasser and J.B. Hayes. Curtis Fintel, Robert Elsasser, J.B. Hayes, Boco Investments, LLC, Joseph Zimlich and Brian Klemsz are control persons of Variant due to their ownership of voting interests of the firm.

Distributor

UMB Distribution Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Fund and is located at 235 W. Galena Street, Milwaukee, Wisconsin. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.

Administrator

UMB Fund Services, Inc. (“UMBFS”), whose principal business address is 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the administrator for the Fund. UMBFS provides administrative services to the Fund pursuant to an administration agreement between the Fund and the Administrator.

Annual and Semi-Annual Reports

The Fund will furnish, without charge, copies of the Fund’s annual and semi-annual reports, to a Shareholder upon request. To request a report, please contact the Fund by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund toll-free at (877) 770-7717. You may also view or obtain these documents on the SEC’s website at sec.gov.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. (“Cohen”), located at 151 North Franklin Street, Suite 575, Chicago, IL 60606, serves as the independent registered public accounting firm of the Fund. Cohen has advised the Fund that, to the best of its knowledge and belief, its professionals did not have any direct or material indirect ownership interest in the independent registered public accounting firm inconsistent with independent professional standards pertaining to independent registered public accounting firms. It is not expected that representatives Cohen will be present at the Meeting; however, representatives of Cohen are expected to be available by telephone to answer any questions that may arise and will have the opportunity to make a statement at the Meeting if they desire to do so.

Audit Fees

The aggregate fees billed by Cohen for professional services rendered for the annual audit of the Fund’s financial statements for the fiscal year ended April 30, 2023 and fiscal year ended April 30, 2022 are disclosed below.

2023	2022
$250,750	$245,000

Audit-Related Fees

The aggregate fees billed by Cohen for assurance and related services reasonably related to the performance of the annual audit of the Fund’s financial statements and not reported under Audit Fees above for the fiscal year ended April 30, 2023 and fiscal year ended April 30, 2022 are disclosed below.

2023	2022
$0	$0

Tax Fees

For the fiscal year ended April 30, 2023 and fiscal year ended April 30, 2022, the aggregate fees billed by Cohen for tax compliance, tax advice, and tax planning with respect to the Fund were as follows:

2023	2022
$9,000	$7,000

All Other Fees

For the fiscal year ended April 30, 2023 and fiscal year ended April 30, 2022, the following fees were billed by Cohen for services other than the fees reported above.

2023	2022
$0	$0

Pre-approval Policies and Procedures; Adviser Affiliates

The Board’s Audit Committee must pre-approve the audit and non-audit services of the independent registered public accounting firm prior to its engagement. During its regularly scheduled meetings, the Audit Committee pre-approves all audit, audit-related, tax and other services to be provided by Cohen to the Fund. All “tax fees” and “other fees” as disclosed above were pre-approved by the Board. As shown above, there were no “audit-related fees.”

All of the hours expended on Cohen’s engagement to audit the Fund’s financial statements for the most recent fiscal year were attributed to work performed by Cohen’s full-time, permanent employees.

Aggregate Non-Audit Fees

For the fiscal year ended April 30, 2023 and fiscal year ended April 30, 2022, there were no aggregate non-audit fees billed by Cohen for services rendered to the Fund, Variant, and any entity controlling, controlled by or under common control with Variant.

Appraisal Rights

Shareholders do not have any appraisal rights in connection with this proposal.

Required Vote

The affirmative vote of a plurality of shares of the Fund will be required to elect each of the proposed individuals as Trustees. This means that, provided a quorum is present, the two proposed individuals who receive the highest number of votes cast at the Meeting will be elected as Trustees. The proposed individuals will be elected even if they receive approval from less than a majority of the votes cast at the Meeting. Because they are running unopposed, the two proposed individuals are expected to be elected as Trustees, as all individuals who receive votes in favor will be elected, while votes not cast, or votes to withhold, will have no effect on the election outcome.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT

SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE TRUSTEE NOMINEES.

PART 2
INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only Shareholders of record at the close of business on January 10, 2024 (the “Record Date”), will be entitled to notice of, and to vote at, the Meeting. On January 10, 2024, the Fund had shares outstanding and entitled to vote as follows.

Fund	Shares Outstanding and Entitled to Vote
Institutional Class Shares	103,587,493

Control Persons and Principal Shareholders

To the knowledge of the Fund, as of January 10, 2024, no single Shareholder or “group” (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended) beneficially owned more than 5% of the Fund’s outstanding Shares, except as described in the table below. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or class or acknowledges the existence of control. A party that controls the Fund or class may be able to significantly affect the outcome of any item presented to Shareholders for approval.

As a group, the Trustees and officers of the Fund owned less than 1% of the outstanding shares of the Fund of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

The following table identifies those Shareholders known to the Fund to own beneficially or of record 5% or more of the voting securities of the Fund’s shares as of the Record Date. The Fund does not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Ownership
CHARLES SCHWAB & CO INC 211 MAIN ST SAN FRANCISCO, CA, 94105	62,853,946	60.68%

PART 3
INFORMATION ON PROXY VOTING AND THE operation of the MEETING

Who is Eligible to Vote

Shareholders of record of the Fund as of the close of business on January 10, 2024 (the “Record Date”) are entitled to vote at the Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to the Shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the Proposal. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Fund does not intend to hold meetings of Shareholders except to the extent that such meetings may be required under the Investment Company Act of 1940 (the “1940 Act”) or state law. Under the Fund’s Agreement and Declaration of Trust, special meetings of the Shareholders may be called by the Trustees. To the extent required by the 1940 Act, special meetings of the Shareholders for the purpose of removing one or more Trustees will be called by the Trustees upon the written request of Shareholders owning at least 10% of the outstanding shares of all classes entitled to vote.

Proxies, Quorum and Voting at the Meeting

Shareholders may use the proxy card provided if they are unable to attend the Meeting in-person or wish to have their shares voted by a proxy even if they do attend the Meeting. Any Shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Fund. The Fund’s secretary is Ms. Ann Maurer, and she may be reached at the following address: 235 West Galena Street, Milwaukee, WI 53212. In addition, although mere attendance at the Meeting will not revoke a proxy, a Shareholder present at the Meeting may withdraw a previously submitted proxy and vote in-person.

All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on a received proxy, the persons named as proxies will vote the shares represented thereby in favor of the Proposal described herein and will use their best judgment to vote on such other business as may properly come before the Meeting or any adjournment thereof.

Telephonic Voting. Shareholders may call toll-free at (877) 478-5042, which is also indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a Shareholder’s identity, to allow Shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning each executed proxy card. In order to use this voting feature, Shareholders should go online at vote.proxyonline.com/variant/docs/nichx2024.pdf, which is also indicated on the Shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Quorum

The holders of one-third of the shares of the Fund present in-person or represented by proxy and entitled to vote shall constitute a quorum for the transaction of business at the Meeting. For purposes of determining the presence of a quorum, abstentions will be counted as present, and broker “non-votes”, if applicable, will not be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Proposal. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not count as votes cast.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, Shareholders may vote to adjourn that Meeting in order to solicit additional proxies. Any adjournment may be held without the necessity of further notice. A Shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided in the Fund’s Agreement and Declaration of Trust, if the Trustee Nominees receive a plurality of the votes cast at the Meeting, they shall be elected as Trustees of the Fund.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of the Fund. The cost of soliciting proxies, including the costs related to the solicitation of Shareholders, printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, will be borne by the Fund. The Fund has engaged EQ Fund Solutions, a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Meeting and estimates such fees to be approximately $38,800. Those fees do not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote.

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board of the Fund. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o Variant Alternative Income Fund, 235 W. Galena Street, Milwaukee, WI 53212. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Meeting has been called to transact any business that may properly come before it, the only matters that the Board intends to present is the matter stated in the attached Notice of the Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

January 16, 2024

PART 4
OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of Shareholders instead of delivering one copy of a document to each Shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with the proxy card. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this Proxy Statement by calling (877) 478-5042 or writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212. Copies of this Proxy Statement and the accompanying Notice of the Meeting are also available at the following website: vote.proxyonline.com/variant/docs/nichx2024.pdf.

Organization and Operation of the Fund

Variant Alternative Income Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund operates as an interval fund pursuant to Rule 23c-3 of the 1940 Act and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value. The Fund was organized as a Delaware statutory trust on April 6, 2018 and commenced operations on October 1, 2018.

Variant Investments, LLC, located at 10300 SW Greenburg Road, Suite 308, Portland, OR 97223, serves as the investment adviser to of the Fund. UMB Fund Services, Inc. (“UMBFS”), located at 235 West Galena Street, Milwaukee, WI 53212, serves as the Fund’s administrator and provides administrative services to assist with the Fund’s operational needs, including performing all actions related to the issuance and repurchase of shares of the Fund. UMBFS also serves as the Fund’s transfer agent and registrar. UMB Bank, n.a., located at 1010 Grand Blvd., Kansas City, MO 64106, serves as Fund’s custodian. The Fund’s custodian is an affiliate of UMBFS, which serves as the Fund’s administrator. UMB Distribution Services, LLC, located at 235 West Galena Street, Milwaukee, WI 53212, serves as principal underwriter and distributor of the Fund.

Fiscal Year

The fiscal year-end of the Fund is April 30.

EXHIBIT A

AUDIT COMMITTEE CHARTER

Pursuant to the Bylaws of Variant Alternative Income Fund (the “Fund”), the Board of Trustees (the “Board”) of the Fund hereby establishes an Audit Committee (the “Committee”) to oversee the financial reporting process and internal controls of the Fund. The Board further adopts the following as the governing principles of the Committee.

Membership.

The Committee shall consist of each member of the Board who is not an “interested person” of the Fund (a “disinterested director”) as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”); provided, however, that no disinterested director shall serve on the Committee if he or she has accepted any compensation from the Fund, its Adviser, any affiliated person of the Fund, or any affiliated person of such a person, other than in his or her capacity as a member of the Board, a member of the Committee, or a member of any other committee of the Board. The Committee shall elect from its own members a Chairperson, who shall preside over each meeting of the Committee.

Principal Responsibilities.

The principal responsibilities of the Committee shall include:

●	Recommending which firm to engage as the Fund’s independent auditor as required by Section 32 of the 1940 Act, and whether to terminate this relationship.

●	Reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement, and its independence.

●	Pre-approving all audit and permitted non-audit services the independent auditor provides to the Fund, and all services that the independent auditor provides to the Fund’s Adviser(s) and Adviser affiliates (whether or not directly related to the Fund’s operations and financial reporting); except that (a) services provided to a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another Adviser, and (b) de minimis non-audit services, shall not require pre-approval.

●	Serving as a channel of communication between the independent auditor and the Board.

●	Reviewing the results of each external audit, including any qualifications in the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal auditing department of the Fund that are material to the Fund as a whole, if any, and management’s responses to any such reports.

●	Reviewing any significant disputes between the Fund’s management and the independent auditor that arose in connection with the preparation of the Fund’s audited financial statements and any unusual circumstances reflected in those financial statements.

●	Considering, in consultation with the independent auditor and the Fund’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Fund’s internal financial controls.

●	Reviewing, in consultation with the Fund’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements.

●	Reviewing the procedures employed by the Fund in preparing published financial statements and related management commentaries.

●	Reviewing and, where warranted, investigating allegations of misconduct affecting the Fund’s accounting, auditing or financial reporting operations, where such allegations are either brought to the Committee’s attention in writing or are otherwise actually known, or the Committee suspects such misconduct.

The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Fund’s independent auditor is responsible for planning and carrying out a proper audit and review.

Recommendation of Independent Auditors.

In connection with the selection of the Fund’s independent auditor, the Committee shall consider the auditor’s: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the firm’s independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in the Fund’s internal control system, the basis for determining its fees, and management’s attitude toward the firm.

Operation of the Committee.

●     The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

●     The Committee shall report its activities to the full Board on a regular basis and will make such recommendations as the Committee may deem necessary or appropriate to the Board or Fund management.

●     The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

 ●    The Committee shall periodically review all procedures adopted by the Fund relating to the Fund’s financial statements, including those procedures (if any) relating to: (i) the valuation of securities and the computation of the Fund’s net asset value; (ii) the valuation of securities for which market quotations are not readily available (including Rule 144A securities); and (iii) the pricing services used by the Fund.

Effective: March 2018

A-1

EXHIBIT B

NOMINATING COMMITTEE CHARTER

The Nominating Committee (the “Committee”) of the Board of Directors of the Variant Alternative Income Fund (the “Fund”) shall consist of such Directors of the Fund as may be selected from time to time by the Board, none of whom shall be “interested persons” (the “Independent Directors”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”). The duties and powers of the Committee are to select and nominate the appropriate number of candidates for election or appointment as members of the Board of Directors and recommend any appropriate changes to the Board for consideration.

In connection with the identification, selection and nomination of candidates to the Board of Directors, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Fund’s Adviser and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the Act that might impair independence (e.g., business, financial or family relationships with the Fund’s Adviser or other service providers). Persons selected as Independent Directors must not be “interested persons” as defined under the Act. Specific qualifications shall be based on the needs of the Board at the time of the nomination.

The Committee shall accept and review shareholder nominations for Directors. A shareholder nomination for Director may be submitted to the Fund by sending the nomination to the Fund’s Secretary. The Secretary shall submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

Any changes to the shareholder nomination procedures shall be approved by the Board of Directors, including a majority of its Independent Directors, and reported on the Fund’s next filing on Form N-CSR.

The Committee shall meet as requested by the Fund’s Chairman. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund. The Committee shall report all of its actions to the Board of Directors at its next meeting following such actions. The Committee shall review this Charter from time to time as it deems appropriate, and recommend any changes to the full Board of Directors.

Effective: March 2018

B-1

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-877-478-5042 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

Variant Alternative Income Fund

The undersigned, revoking prior proxies, hereby appoints Joshua B. Deringer, Thomas J. Keefe and Ann Maurer, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the special meeting (the "Special Meeting") of Shareholders of Variant Alternative Income Fund (the "Fund") to be held at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, on February 26, 2024 at 2:00 p.m. Eastern time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-877-478-5042**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 26, 2024. The proxy statement for this meeting is available at:

vote.proxyonline.com/variant/docs/nichx2024.pdf

PROXY CARD

Variant Alternative Income Fund

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR		WITHHOLD
1.	To elect two (2) trustees to the Board of Trustees.			
1a.	Gary E. Shugrue	○		○
1b.	Terrance P. Gallagher	○		○

THANK YOU FOR VOTING